                      [LETTERHEAD OF FORD MOTOR COMPANY]

                                                                   EXHIBIT 10.16



                                                       August 25, 1994




Mr. Karl F. Storrie
Dura Automotive Systems, Inc.
1708 Northwood Avenue
Troy, Michigan 48084-5521

Dear Mr. Storrie:

This letter describes the understanding reached between Ford Motor Company
(Ford) and Dura Automotive Systems, Inc. (Dura) with respect to certain parking brake assemblies designed, manufactured and supplied by Orscheln and installed on 1992-93-94 Ford F-150, F-250, F-350, Bronco; 1993-94 Ranger and Explorer
vehicles and 1993-94 Mazda B-Series/Navajo vehicles assembled by Ford.

A concern has arisen regarding the parking brake assemblies of the above vehicles as a result of an investigation by the National Highway Safety Administration that possibly may lead to a recall of the vehicles by Ford. Therefore, Ford and Dura have agreed that if the merger between Dura and Orscheln is finalized and Ford initiates a recall of the parking brake assemblies of the vehicles identified above, Dura will reimburse Ford for 50% of the costs Ford incurs as a result of the campaign, provided that Dura's share of the costs shall not exceed $6 million.

If the foregoing accurately reflects our understanding, please, so indicate by signing the enclosed copy of this letter in the space provided and returning it to me.

                                            Very truly yours,

                                            FORD MOTOR COMPANY



                                            By /s/ R.A. Freitag for
                                               _____________________________
                                               D. A. Pugh, Purchasing Agent
                                               Brake & Cable Components
                                               Chassis Parts Purchasing Dept.

ACCEPTED:

DURA AUTOMOTIVE SYSTEMS



By  /s/ Karl F. Storrie
    ___________________

Its President & CEO
    ___________________

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                                    [LOGO]

                      [LETTERHEAD OF FORD MOTOR COMPANY]

                                                                 August 25, 1994

Mr. Karl F. Storrie
Dura Automotive Systems, Inc.
1708 Northwood Avenue
Troy, Michigan 48084-5521

Dear Mr. Storrie:

This letter describes the understanding reached between Ford Motor Company
(Ford) and Dura Automotive Systems, Inc. (Dura) with respect to certain parking brake assemblies designed, manufactured and supplied by Orscheln and installed on 1992-93-94 Ford F-150, F-250, F-350, Bronco; 1993-94 Ranger and Explorer
vehicles and 1993-94 Mazda B-Series/Navajo vehicles assembled by Ford.

A concern has arisen regarding the parking brake assemblies of the above vehicles as a result of an investigation by the National Highway Safety Administration that possibly may lead to a recall of the vehicles by Ford. Therefore, Ford and Dura have agreed that if the merger between Dura and Orscheln is finalized and Ford initiates a recall of the parking brake assemblies of the vehicles identified above, Dura will reimburse Ford for 50% of the costs Ford incurs as a result of the campaign, provided that Dura's share of the costs shall not exceed $6 million.

If the foregoing accurately reflects our understanding, please, so indicate by signing the enclosed copy of this letter in the space provided and returning it to me.

                                   Very truly yours,

                                   FORD MOTOR COMPANY

                                   By  R. A. Freitag for
                                     --------------------
                                   D. A. Pugh, Purchasing Agent
                                   Brake & Cable Components
                                   Chassis Parts Purchasing Dept.

ACCEPTED:

DURA AUTOMOTIVE SYSTEMS

By________________________

Its_______________________